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                                                                          Page 1

                         AMENDED AND RESTATED PROMISSORY NOTE


    SCHULER HOMES, INC., a Delaware corporation (the "Company"), previously executed and delivered to FIRST HAWAIIAN BANK, a Hawaii corporation, as agent for: BANK OF AMERICA NT&SA; NBD BANK; BANK OF BOSTON; BANK OF HAWAII and FIRST HAWAIIAN BANK (collectively, the "Original Banks"), that certain Promissory Note dated March 29, 1996, in the amount of $110,000,000.00 (the "Note"), evidencing the "Aggregate Commitment", provided to the Company pursuant to that certain Credit Agreement dated March 29, 1996 (the "Credit Agreement"), executed by and between the Company, as borrower, and the Original Banks, as lenders. NBD Bank has since assigned its interest in the Aggregate Commitment to The First National Bank of Chicago, and Bank One, Arizona, NA has joined the Original Banks as a lender, (which together with the remaining Original Banks are referred to as the "Banks"). The Company and the Banks have agreed to amend the Credit Agreement in order to, among other matters, (i) include SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, and MELODY MORTGAGE CO., a Colorado corporation, as co-borrowers (collectively referred to, with the Company, as the "Borrowers"), (ii) increase the amount of the Aggregate Commitment from $110,000,000.00 to $137,600,000.00, and (iii) extend the
"Termination Date" from July 1, 1998, to July 1, 1999, pursuant to that certain Amended and Restated Credit Agreement executed concurrently herewith.

    The Borrowers and the Banks wish to amend the Note, effective as of March 27, 1997, to read in its entirety as follows:

                                                                Honolulu, Hawaii
$137,600,000.00                           March 27, 1997



    FOR VALUE RECEIVED, SCHULER HOMES, INC., a Delaware corporation, SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, and MELODY MORTGAGE CO., a Colorado corporation (collectively, the "Makers"), promise to pay to the order of FIRST HAWAIIAN BANK, a Hawaii corporation (the "Agent"), as administrative and co-syndication agent for: BANK OF AMERICA NT&SA; THE FIRST NATIONAL BANK OF CHICAGO; BANK OF BOSTON; BANK OF HAWAII; BANK ONE, ARIZONA, NA and FIRST HAWAIIAN BANK (collectively, the "Banks"), at the Agent's office at 999 Bishop Street, Honolulu, Hawaii, or at such other

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place as the Agent may from time to time designate, the principal sum of ONE
HUNDRED THIRTY-SEVEN MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($137,600,000.00), or so much thereof as is from time to time advanced, pursuant to the terms and conditions contained in that certain Amended and Restated Credit Agreement dated March 27, 1997, and effective as of March 27, 1997 (the "Credit Agreement") executed by and among the Makers, the Agent, Bank of America NT&SA, as documentation and co-syndication agent for the Banks, and the Banks, which is incorporated herein by reference.

    Principal, interest, fees and charges payable under the Credit Agreement shall be payable in lawful money of the United States of America, in immediately available funds, as provided in the Credit Agreement. All unpaid principal, all accrued but unpaid interest, and all unpaid fees and charges shall be due and payable on July 1, 1999, unless extended by the Banks pursuant to Section 2.09 of the Credit Agreement, or unless due sooner following the occurrence of an "Event of Default" under the Credit Agreement.

    If any payment of principal or interest shall not have been paid within ten
(10) days after the same becomes due and payable, the Agent, in addition to its other remedies, may collect, and the Makers shall pay on demand, a late charge equal to five percent (5%) of the amount overdue.

    The Makers promise to pay such attorneys' fees and expenses as are incurred pursuant to the Credit Agreement to induce or compel the payment of this Note or any portion of the indebtedness evidenced hereby, whether suit is brought hereon or not.

    Except as otherwise provided herein, the Makers, indorsers and guarantors hereof and all others who may become liable for any part of this obligation severally waive presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note and consent to any number of renewals or extensions of the time of payment hereof and to any release of parties obligated hereunder or forbearance in the enforcement hereof.

    The obligations of the Makers hereunder shall be joint and several.

    No provision in this Note may be waived, modified or cancelled orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, modification, discharge or cancellation is sought.

    This Note shall be governed by and construed according to the laws of the State of Hawaii.

    IN WITNESS WHEREOF, the Makers have caused this Note to be duly executed.

                             SCHULER HOMES, INC.

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                                                                          Page 3

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer


                             SCHULER HOMES OF CALIFORNIA, INC.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer


                             SCHULER HOMES OF OREGON, INC.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

                             SCHULER HOMES OF WASHINGTON, INC.


                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer


                             MELODY HOMES, INC.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

                             SCHULER REALTY/MAUI, INC.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

                             SCHULER REALTY/OAHU, INC.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

                             LOKELANI CONSTRUCTION CORPORATION

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

                             MELODY MORTGAGE, CO.

                             By   /s/  Pamela S. Jones
                                  ------------------------------------------
                                Name:  Pamela Jones
                                Title: Senior Vice President
                                       Chief Financial Officer

ACCEPTED:


FIRST HAWAIIAN BANK, as Agent


By /s/  Alvin Takahashi
   -------------------------------
   Name: Alvin Takahashi
   Title: REAL ESTATE LOAN OFFICES